EXECUTION VERSION

AMENDMENT NO. 2 (this “Amendment”), dated as of May 31, 2022, to the Credit Agreement referenced below, by and among KAMAN CORPORATION, a Connecticut corporation (the “Company”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Company, the other Credit Parties, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, Bank of America, N.A. and Citizens Bank, N.A., as Co-Syndication Agents, and Fifth Third Bank, National Association, Keybank National Association, Truist Bank and Wells Fargo Bank, National Association, as Co-Documentation Agents, are party to the Second Amended and Restated Credit and Guaranty Agreement dated as of December 13, 2019 (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Company has requested that the Credit Agreement be amended in order to modify certain terms thereof as set forth herein; and
WHEREAS, pursuant to Section 10.5(a) of the Credit Agreement, the Lenders party hereto, comprising the Required Lenders, are willing to amend the Credit Agreement as provided for herein on the terms and subject to the conditions set forth herein and in the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used herein (including in the preliminary statements hereto) but not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement, as amended by this Amendment.
SECTION 2. Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:
(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:
“2022 Acquisition” means the acquisition by the Company, directly or indirectly, of certain assets and operations of Parker-Hannifin Corporation, an Ohio corporation, pursuant to the terms of the 2022 Acquisition Agreement.
“2022 Acquisition Agreement” means the Asset Purchase Agreement dated as of May 21, 2022, by and between Parker-Hannifin Corporation, an Ohio corporation, as the seller, Kaman Newco, LLC, a Delaware limited liability company, as the buyer, and, solely for the limited purposes specified therein, Kaman Aerospace Group, Inc., a Connecticut corporation, as the guarantor.

[[5830014]]

“2022 Acquisition Closing Date” means the date, if any, on which the 2022 Acquisition is consummated in accordance with the terms of the 2022 Acquisition Agreement.
“Amendment No. 2” means that certain Amendment No. 2 to this Agreement dated as of the Amendment No. 2 Effective Date.
“Amendment No. 2 Effective Date” means the date on which Amendment No. 2 became effective in accordance with its terms, which date (for the avoidance of doubt) is May 31, 2022.
(b) Section 1.1 of the Credit Agreement is hereby amended by restating clause (c) of the definition of the term “Permitted Acquisition” to read in its entirety as follows:
(c) subject to the provisions of Section 1.5 to the extent an LCA Election has been made with respect to such acquisition, immediately prior to and after giving Pro Forma effect thereto, the Company is in compliance with the Financial Covenants as of the last day of the most recently ended Test Period as of the applicable date determination (which, in the case of any Material Permitted Investment for which an election has been made in accordance with the first proviso of Section 6.7(a), shall be on a Pro Forma Basis as if the Adjusted Covenant Period were in effect for such Test Period); provided that, solely for purposes of determining compliance with this clause (c) in connection with the 2022 Acquisition, the clause (x) of the second paragraph of Section 6.7(a) shall be deemed to be in effect;
(c) Section 1.1 of the Credit Agreement is hereby amended by restating the last sentence of the definition of “Pro Forma” and “Pro Forma Basis” to read in its entirety as follows:
For purposes of the calculation of Total Net Leverage Ratio as used in Section 6.7(a), such calculation shall be made on the last day of the applicable Test Period, and no Pro Forma effect shall be given to any Specified Transaction that is consummated after the last day of such Test Period (provided that Pro Forma effect may be given solely for purposes of clause (c) of the definition of “Permitted Acquisition” and the provisions of Section 1.5 to the extent an LCA Election is made with respect to any Permitted Acquisition).
(d) clause (a)(i) of Section 1.5 of the Credit Agreement is hereby amended by deleting the words “(other than the Total Net Leverage Ratio required by Section 6.7(a) or the Interest Coverage Ratio required by Section 6.7(b))” therein.
(e) clause (a)(iii) of Section 1.5(a) of the Credit Agreement is hereby amended by deleting the words “(other than compliance with the Total Net Leverage Ratio required by Section 6.7(a) or the Interest Coverage Ratio required by Section 6.7(b))” therein.
(f) clause (b) of Section 1.5 of the Credit Agreement is hereby amended by deleting the words “(other than a Default or Event of Default resulting from non-compliance with the Total Net Leverage Ratio required by Section 6.7(a) or the Interest Coverage Ratio required by Section 6.7(b))” therein.

[[5830014]]

(g) Section 1.5 of the Credit Agreement is hereby amended by adding the following sentence immediately after the first sentence of such Section:
In furtherance of the foregoing, and notwithstanding the requirements of the preceding sentence, the Company shall be entitled to make an LCA Election with respect to the 2022 Acquisition on or about the Amendment No. 2 Effective Date, and the applicable LCA Test Date in respect of the 2022 Acquisition shall be the date that the 2022 Acquisition Agreement was executed (which, for the avoidance of doubt, was May 21, 2022).
(h) Section 1.5 of the Credit Agreement is hereby amended by adding the following parenthetical statement immediately following the phrase “in compliance with the applicable ratios and other conditions” appearing in the second sentence thereof (which, for the avoidance of doubt, shall become the third sentence thereof after giving effect to Section 2(g) of this Amendment):
(and if such Limited Condition Acquisition is (x) the 2022 Acquisition, then the Company may make the calculations contemplated by this sentence assuming that clause (x) of the second paragraph of Section 6.7(a) is in effect and (y) a Material Permitted Investment other than the 2022 Acquisition, then the Company may make the calculations contemplated by this sentence assuming that the first paragraph of Section 6.7(a) is in effect (including, if the Company has made an election in accordance with the first proviso to Section 6.7(a), that an Adjusted Covenant Period is then in effect))
(i) Section 1.5 of the Credit Agreement is hereby amended by adding the following parenthetical statement at the end of the last sentence of such Section:
(and if such Limited Condition Acquisition is (x) the 2022 Acquisition, then the calculations contemplated by this sentence shall be made assuming that the clause (x) of the second paragraph of Section 6.7(a) is in effect and (y) a Material Permitted Investment other than the 2022 Acquisition, then the calculations contemplated by this sentence shall be made assuming that the first paragraph of Section 6.7(a) is in effect (including, if the Company has made an election in accordance with the first proviso to Section 6.7(a), that an Adjusted Covenant Period is then in effect))
(j) clause (a) of Section 6.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a) Total Net Leverage Ratio. For any Test Period ended or ending prior to the 2022 Acquisition Closing Date, commencing with the Q4-2019 Test Period, the Company will not permit the Total Net Leverage Ratio on the last day of each such Test Period ending as of the last day of the Fiscal Quarter for which financial statements have been or are required to have been delivered pursuant to Section 5.1(b) to be greater than 4.00 to 1.00; provided that (x) if the Company consummates a Material Permitted Investment, then the Company may elect that the maximum Total Net Leverage Ratio permitted under this Section 6.7(a) be increased to 4.50 to 1.00 for each of the four consecutive Test Periods that include the Fiscal Quarter in which such Material Permitted Investment is consummated (each such period, an “Adjusted Covenant Period”) (it being understood

[[5830014]]

and agreed that, in connection with a Material Permitted Investment that is to be consummated in reliance on clause (j) of Section 6.6, an Adjusted Covenant Period shall be deemed to be in effect for purposes of testing Pro Forma compliance with this Section 6.7(a) as of the last day of the most recently ended Test Period ending prior to the applicable date of determination as required under clause (c) of the definition of “Permitted Acquisition” and under Section 1.5 (without such Test Period (or any subsequent Test Period ending prior to the Test Period in which such Material Permitted Investment is consummated) counting as one of the four consecutive Test Periods that would constitute the Adjusted Covenant Period for such Material Permitted Investment)) and (y) notwithstanding the foregoing clause (x), absent the consent of the Required Lenders, (A) the Company may only make an election for an Adjusted Covenant Period with respect to any Material Permitted Investment on or prior to the date that the Company delivers the Compliance Certificate (and related financial statements required pursuant to section 5.1(a) or 5.1(b), as applicable) covering the Fiscal Quarter in which the Material Permitted Investment was consummated and (B) the Company may not elect an Adjusted Covenant Period for at least one full Fiscal Quarter following the end of an Adjusted Covenant Period (it being understood and agreed, for the avoidance of doubt, that notwithstanding any actual election for an Adjusted Covenant Period (or any Adjusted Covenant Period being deemed to be in effect pursuant to the parenthetical at the end of the preceding clause (x)), the Company shall be deemed not to have elected an Adjusted Covenant Period if the applicable Material Permitted Investment is not consummated); provided, further, that (i) the Company will provide notice in writing to the Administrative Agent of such increase and a transaction description of such Material Permitted Investment (regarding the name of the Person or assets being acquired and the approximate purchase price, subject in each case to applicable confidentiality restrictions) and (ii) following the completion of each Adjusted Covenant Period, the maximum Total Net Leverage Ratio permitted under this Section 6.7(a) will revert to 4.00 to 1.00.
For any Test Period ending on or after the 2022 Acquisition Closing Date, the Company will not permit the Total Net Leverage Ratio on the last day of each such Test Period ending as of the last day of the Fiscal Quarter for which financial statements have been or are required to have been delivered pursuant to Section 5.1(b) to be greater than (x) 5.00 to 1.00 for each Test Period ending on or after the 2022 Acquisition Closing Date, but on or prior to the first anniversary of the 2022 Acquisition Closing Date, (y) 4.75 to 1.00 for each Test Period ending after the first anniversary, but on or prior to the second anniversary of the 2022 Acquisition Closing Date and (z) 4.50 to 1.00 for each Test Period ending after the second anniversary of the 2022 Acquisition Closing Date. For the avoidance of doubt, solely with respect to the 2022 Acquisition, clause (x) of the preceding sentence shall be deemed to be in effect for purposes of testing Pro Forma compliance with this Section 6.7(a) as of the last day of the most recently ended Test Period ending prior to the applicable date of determination as required under clause (c) of the definition of “Permitted Acquisition” and under Section 1.5.”
SECTION 3. Representations and Warranties. The Company represents and warrants to the Administrative Agent and to each of the Lenders that:

[[5830014]]

(a) This Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) The representations and warranties of the Company set forth in the Credit Documents are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by materiality or Material Adverse Effect (after giving effect to such qualification)) on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by materiality or Material Adverse Effect (after giving effect to such qualification)) as of such earlier date).
(c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
SECTION 4. Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the date of the satisfaction of all such conditions, the “Amendment No. 2 Effective Date”):
(a) The Administrative Agent (or its counsel) shall have received from the Company and the Lenders comprising the Required Lenders, in each case, either (x) a counterpart signature page to this Amendment signed on behalf of the Company or such Lenders, as applicable, or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that the Company or such Lenders, as applicable, has signed a counterpart of this Amendment (such counterpart and/or such written evidence thereof, a “Counterpart”).
(b) The Administrative Agent shall have received payment from the Company of (i) the Amendment Fee (as defined below) and (ii) expenses that are due and payable in accordance with Section 10 of this Amendment to the extent that an invoice therefor has been submitted to the Company at least two (2) Business Days prior to the Amendment No. 2 Effective Date.
(c) The Company shall have delivered to the Administrative Agent a certificate from an Authorized Officer confirming that the representations and warranties of the Company set forth in Section 3 are true and correct in all material respects (or, where applicable, to the extent and/or as of the dates set forth therein).
(d) At the time of and immediately after effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing.
SECTION 5. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Company or any other Credit Party under the Credit Agreement or any other Credit Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall

[[5830014]]

continue in full force and effect. Nothing herein shall be deemed to entitle the Company or any other Credit Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. After the date hereof, any reference in the Credit Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.
SECTION 6. Reaffirmation; Reference to and Effect on the Credit Documents.
(a) From and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Credit Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Amendment.
(b) The Credit Documents, and the obligations of the Company and the other Credit Parties under the Credit Documents, are hereby ratified and confirmed by the Company, on behalf of itself and each other Credit Party, and shall remain in full force and effect according to their terms. This Amendment shall not extinguish the obligation for the payment of money outstanding under the Credit Agreement or discharge or release any lien or guarantee under the Credit Documents, and nothing in this Amendment shall constitute, or be construed as, a novation of the Credit Agreement or of any other Credit Document (or of any of the obligations outstanding under the Credit Agreement or any other Credit Document).
(c) The Company, on behalf of itself and each other Credit Party, (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Documents, (iv) agrees that each Collateral Document to which it is a party continues to be in full force and effect and is not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents to which it is a party remain and continue in full force and effect in respect of, and to secure, the Obligations. The Company, on behalf of itself and each other Credit Party, hereby reaffirms the obligations of each Credit Party under the Credit Agreement and agrees that the obligation of each Credit Party to guarantee the Obligations is in full force and effect as of the date hereof.
(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein (i) operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, or (ii) constitute a waiver of any provision of any of the Credit Documents.
(e) In the event of any conflict between the terms of this Amendment, on the one hand, and the terms of the Credit Agreement or the other Credit Documents, on the other hand, the terms hereof shall control.

[[5830014]]

SECTION 7. Amendment Fee. The Company agrees to pay to the Administrative Agent on the Amendment No. 2 Effective Date, for the account of the Lenders that have executed and irrevocably delivered to the Administrative Agent on or prior to the Amendment No. 2 Effective Date a Counterpart (collectively, the “Consenting Lenders”), an amendment fee (the “Amendment Fee”) equal to 0.125% of the aggregate Revolving Credit Commitments (whether used or unused) of all such Consenting Lenders as of the Amendment No. 2 Effective Date, which Amendment Fee shall be allocated among the Consenting Lenders on a pro rata basis based on their respective Revolving Credit Commitments.
SECTION 8. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN, mutatis mutandis.
SECTION 9. Counterparts; Consent to Electronic Signature; Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Company, the Administrative Agent and the Required Lenders.
SECTION 10. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 10.2 of the Credit Agreement.
SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 12. Interpretive Provisions. The interpretive provisions set forth in Sections 1.2 through 1.10 of the Credit Agreement shall apply to this Amendment and are incorporated herein by reference, mutatis mutandis.

[Signature Pages Follow]

[[5830014]]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

THE COMPANY:

KAMAN CORPORATION,
as the Company
By

/s/ James G. Coogan
Name: James G. Coogan
Title: Senior Vice President and
Chief Financial Officer
[Amendment No. 2 Signature Page]
[[5830014]]

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent,
By
/s/ Kelly Milton
Name: Kelly Milton
Title: Executive Director

[Amendment No. 2 Signature Page]
[[5830014]]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
THE CREDIT AGREEMENT OF
KAMAN CORPORATION
Name of Lender: Bank of America, N.A.

By:	/s/ Timothy J. Waltman
Name: Timothy J. Waltman
Title: Vice President

[Amendment No. 2 Signature Page]
[[5830014]]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
THE CREDIT AGREEMENT OF
KAMAN CORPORATION
Name of Lender: CITIZENS BANK, N.A.

By:	/s/ Paul G. Feloney
Name: Paul G. Feloney
Title: Senior Vice President

For any lender requiring a second signature block:

By:
Name:
Title:
[Amendment No. 2 Signature Page]
[[5830014]]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
THE CREDIT AGREEMENT OF
KAMAN CORPORATION
Name of Lender: Fifth Third Bank, National Association

By:	/s/ Tony Pisciotta
Name: Tony Pisciotta
Title: Assistant Vice President
[Amendment No. 2 Signature Page]
[[5830014]]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
THE CREDIT AGREEMENT OF
KAMAN CORPORATION
KeyBank National Association, as a Lender

By:	/s/ John R. Macks
Name: John R. Macks
Title: Vice President
[Amendment No. 2 Signature Page]
[[5830014]]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
THE CREDIT AGREEMENT OF
KAMAN CORPORATION
Name of Lender: Truist Bank

By:	/s/ Katherine Bass
Name: Katherine Bass
Title: Managing Director
[Amendment No. 2 Signature Page]
[[5830014]]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
THE CREDIT AGREEMENT OF
KAMAN CORPORATION
Wells Fargo, National Association:

By:	/s/ Barbara A. Keegan
Name: Barbara A. Keegan
Title: Senior Vice President
[Amendment No. 2 Signature Page]
[[5830014]]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
THE CREDIT AGREEMENT OF
KAMAN CORPORATION
Name of Lender: Bank of Montreal

By:	/s/ Andrew Benyman
Name: Andrew Benyman
Title: Director
[Amendment No. 2 Signature Page]
[[5830014]]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
THE CREDIT AGREEMENT OF
KAMAN CORPORATION
Name of Lender: Bank of Montreal

By:	/s/ Sean Gallaway
Name: Sean Gallaway
Title: Director
[Amendment No. 2 Signature Page]
[[5830014]]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
THE CREDIT AGREEMENT OF
KAMAN CORPORATION
Name of Lender: Bank of Montreal, London Branch

By:	/s/ Richard Pittam
Name: Richard Pittam
Title: Managing Director

By:	/s/ Scott Matthews
Name: Scott Matthews
Title: CFO
[Amendment No. 2 Signature Page]
[[5830014]]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
THE CREDIT AGREEMENT OF
KAMAN CORPORATION
Name of Lender: The Northern Trust Company

By:	/s/ Eric Siebert
Name: Eric Siebert
Title: SVP
[Amendment No. 2 Signature Page]
[[5830014]]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
THE CREDIT AGREEMENT OF
KAMAN CORPORATION
Name of Lender: U.S. Bank National Association

By:	/s/ Paul F. Johnson
Name: Paul F. Johnson
Title: Vice President
[Amendment No. 2 Signature Page]
[[5830014]]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
THE CREDIT AGREEMENT OF
KAMAN CORPORATION
Name of Lender: Webster Bank, N.A.

By:	/s/ George G. Sims
Name: George G. Sims
Title: Senior Vice President
[Amendment No. 2 Signature Page]
[[5830014]]